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                                                                   EXHIBIT 10.11





                                February 3, 1998




Mr. Robert E. Webster
1512 Lakeview
Pryor, OK 74361

Dear Bob:

     We need for you to confirm that ViaGrafix's $2,897,826.09 Promissory Note dated August 15, 1995, payable to you is not in default in that any non-payments of principal have been waived and any non-payments of interest have been reclassified as additional principal with your approval.

     Also, we need your agreement that you release any security interest you may have in the stock of American Small Business Computers, Inc., or any of its other assets other than your Purchase Money Real Estate Mortgage dated August 15, 1995.

     If you are in agreement with the foregoing, please execute the enclosed copy of this letter and return it to the attention of the undersigned.

                                                    Very truly yours,

                                                    /s/ MICHAEL WEBSTER
                                                    Michael A. Webster
                                                    President


The foregoing is agreed to on this 4th day of February, 1998.

                                              /s/ ROBERT WEBSTER
                                              ---------------------------------
                                              Robert E. Webster

c: Byron F. Egan, Esq.